                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


            Date of Report (Date of earliest event reported)  July 7, 1998
                                                            --------------

                                KALAN GOLD CORPORATION
                (Exact name of Registrant as specified in its charter)



          Colorado                  0-25658                84-1357927
          --------                  --------               ----------
(State or other jurisdiction        (Commission         (I.R.S. Employer
of incorporation or organization)   File Number)       Identification No.)




                                Tower I, Suite 340,
                              12835 E. Arapahoe Road
                             Englewood, Colorado 80112
                             -------------------------
               (Address of principal executive offices and Zip Code)



                                    (303) 706-1606
                                    -------------
                 (Registrant's telephone number including area code)

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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Mr. Robert Goldman, a Vice President and a Director of the Registrant, has resigned from all offices, effective July 6, 1998. A copy of his resignation is attached hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   KALAN GOLD CORPORATION



Dated: July 7, 1998                By:  /s/ Sanford Altberger
                                      ------------------------------------------
                                          Sanford Altberger
                                          President and Chief Executive Officer

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July 6, 1998



Mr. Sanford Altberger-President
Kalan Gold Corporation
12835 E. Arapahoe Road
Englewood, Colorado 80112





Dear Sir;


Please accept my resignation as a Director and Vice-President of Kalan Gold Corporation. I am resigning to pursue other business opportunities.






Sincerely,

//signed//
Robert Goldman